UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2022

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas		78735
(Address of principal executive offices)		(Zip Code)
(737)
281-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.:  ☐
Digital Realty Trust, L.P.:  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 27, 2022, Digital Realty Trust, L.P. (“we,” “us,” or “our”) completed an underwritten public offering of $550,000,000 aggregate principal amount of its 5.550% Notes due 2028, or the Notes. The Notes were offered at 99.918% of the principal amount thereof. The Notes are Digital Realty Trust, L.P.’s general unsecured senior obligations and rank equally in right of payment with all of its other unsecured senior indebtedness. However, the Notes are effectively subordinated in right of payment to all of Digital Realty Trust, L.P.’s existing and future secured indebtedness from time to time outstanding and to all existing and future liabilities and preferred equity of Digital Realty Trust, L.P.’s subsidiaries. The Notes bear interest at 5.550% per annum. Interest on the Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2023, until the maturity date of January 15, 2028. Our obligations under the Notes are fully and unconditionally guaranteed by Digital Realty Trust, Inc. The terms of the Notes are governed by a base indenture, dated as of June 23, 2015, by and among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, as supplemented by a supplemental indenture, dated as of September 27, 2022, by and among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and the trustee. The base indenture and the supplemental indenture contain various restrictive covenants, including limitations on our ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the base indenture and the supplemental indenture, including the form of the Notes and the guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on
Form 8-K.
The base indenture as supplemented by the supplemental indenture is referred to herein collectively as the indenture.
Prior to December 15, 2027 (one month prior to the maturity date of the Notes) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time from time to time, at a redemption price equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the Par Call Date) on a semi-annual basis (assuming a
360-day
year consisting of twelve
30-day
months) at the Treasury Rate (as defined in the supplemental indenture) plus 25 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•	default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable;

•
our failure to comply with any of our other agreements in the Notes or the indenture upon receipt by us of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and our failure to cure (or obtain a waiver of) such default within 90 days after we receive such notice;

•
failure to pay any indebtedness (other than
non-recourse
indebtedness) that is (a) of Digital Realty Trust, L.P., Digital Realty Trust, Inc., any subsidiary in which Digital Realty Trust, L.P. has invested at least $75,000,000 in capital or any entity in which Digital Realty Trust, L.P. is the general partner, and (b) in an outstanding principal amount in excess of $75,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness (other than non-recourse
indebtedness) is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to us from the trustee (or to us and the trustee from holders of at least 25% in principal amount of the outstanding Notes); and

•
certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Digital Realty Trust, L.P., Digital Realty Trust, Inc. or any significant subsidiary (as defined in the indenture) or any substantial part of their respective property.

The description of the indenture is a summary and is qualified in its entirety by the terms of the indenture.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.
On September 22, 2022, Digital Realty Trust, L.P. and Digital Realty Trust, Inc. entered into an underwriting agreement, dated September 22, 2022, with BofA Securities, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein, in connection with the registered public offering of $550,000,000 aggregate principal amount of the Notes, which are fully and unconditionally guaranteed by Digital Realty Trust, Inc. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
On September 27, 2022, Digital Realty Trust, L.P. completed such underwritten public offering of $550,000,000 aggregate
principal amount of the Notes, which are fully and unconditionally guaranteed by Digital Realty Trust, Inc. The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 17, 2020 (Registration Nos.
333-237232
and
333-237232-01),
a base prospectus, dated March 17, 2020, included as part of the registration statement, and a prospectus supplement, dated September 22, 2022, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of our counsel, Venable LLP, regarding certain matters of Maryland law, and as Exhibit 5.2 to this Current Report on Form
8-K
an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the Notes and related guarantee.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 22, 2022, among Digital Realty Trust, L.P., Digital Realty Trust, Inc., and BofA Securities, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Combined Current Report on Form 8-K of Digital Realty Trust, Inc. and Digital Realty Trust, L.P. (File Nos. 001-32336 and 000-54023) filed on June 23, 2015).

4.2	Supplemental Indenture No. 5, dated as of September 27, 2022, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, including the form of 5.550% Notes due 2028 and the guarantee.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: September 27, 2022

Digital Realty Trust, Inc.

By:	/s/ Jeannie Lee
Jeannie Lee Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary